                                                                      Exhibit 16

                       INVESTMENT PERFORMANCE -- EATON VANCE INVESTORS FUND - CLASS A SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the 1, 5, and 10 year periods ended December 31, 1997.




                                         VALUE OF A $1,000 INVESTMENT

                                                                   TOTAL RETURN              TOTAL RETURN
                                VALUE OF       VALUE OF       EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     ----------------------    ----------------------
PERIOD            DATE          INVESTMENT*    ON 12/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

10 YEARS ENDED
12/31/97          12/31/87      $943.13        $3,215.77      240.97%     13.05%        221.58%      12.39%

5 YEARS ENDED
12/31/97          12/31/92      $942.45        $1,843.48       95.61%     14.36%         84.35%      13.01%

1 YEAR ENDED
12/31/97          12/31/96      $942.89        $1,146.61       21.60%     21.60%         14.66%      14.66%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = (ERV / P) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 5.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 5.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 5.75%.

                       INVESTMENT PERFORMANCE -- EATON VANCE INVESTORS FUND - CLASS B SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the 1, 5, and 10 year periods ended December 31, 1997.  Total return for the period prior to the
Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF          TOTAL RETURN              TOTAL RETURN
                                INVESTMENT     INVESTMENT     BEFORE DEDUCTING CDSC      AFTER DEDUCTING CDSC
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     ----------------------    ----------------------
PERIOD            DATE          ON 12/31/97    ON 12/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

10 YEARS ENDED
12/31/97          12/31/87      $3,261.50      $3,261.50      226.15%     12.55%        226.15%      12.55%

5 YEARS ENDED
12/31/97          12/31/92      $1,871.05      $1,851.05       87.10%     13.35%         85.10%      13.11%

1 YEAR ENDED
12/31/97          12/31/96      $1,204.33      $1,154.33       20.43%     20.43%         15.43%      15.43%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                       INVESTMENT PERFORMANCE -- EATON VANCE INVESTORS FUND - CLASS C SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the 1, 5, and 10 year periods ended December 31, 1997.  Total return for the period prior to the
Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF          TOTAL RETURN              TOTAL RETURN
                                INVESTMENT     INVESTMENT     BEFORE DEDUCTING CDSC      AFTER DEDUCTING CDSC
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     ----------------------    ----------------------
PERIOD            DATE          ON 12/31/97    ON 12/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

10 YEARS ENDED
12/31/97          12/31/87      $3,179.14      $3,179.14      217.91%     12.26%        217.91%      12.26%

5 YEARS ENDED
12/31/97          12/31/92      $1,823.84      $1,823.84       82.38%     12.77%         82.38%      12.77%

1 YEAR ENDED
12/31/97          12/31/96      $1,197.51      $1,187.51       19.75%     19.75%         18.75%      18.75%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = (ERV / P) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                       INVESTMENT PERFORMANCE -- EATON VANCE SPECIAL EQUITIES FUND - CLASS A SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the 1, 5, and 10 year periods ended December 31, 1997.



                                         VALUE OF A $1,000 INVESTMENT

                                                                   TOTAL RETURN              TOTAL RETURN
                                VALUE OF       VALUE OF       EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     ----------------------    ----------------------
PERIOD            DATE          INVESTMENT*    ON 12/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    ----------     -----------    ----------  ----------    ----------  ----------

10 YEARS ENDED
12/31/97          12/31/87      $943.10        $3,419.94      262.63%     13.75%        241.99%     13.08%

5 YEARS ENDED
12/31/97          12/31/92      $942.35        $1,501.28       59.31%      9.76%         50.13%      8.47%

1 YEAR ENDED
12/31/97          12/31/96      $942.10        $1,075.65       14.18%     14.18%          7.56%      7.56%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = (ERV / P) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 5.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 5.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 5.75%.

                       INVESTMENT PERFORMANCE -- EATON VANCE SPECIAL EQUITIES FUND - CLASS B SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the 1, 5, and 10 year periods ended December 31, 1997.  Total return for the period prior to the
Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT

                                  VALUE OF       VALUE OF          TOTAL RETURN              TOTAL RETURN
                                INVESTMENT     INVESTMENT     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     ----------------------    ----------------------
PERIOD            DATE          ON 12/31/97    ON 12/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

10 YEARS ENDED
12/31/97          12/31/87      $3,266.96      $3,266.96      226.70%     12.57%        226.70%     12.57%

5 YEARS ENDED
12/31/97          12/31/92      $1,435.28      $1,415.28       43.53%      7.49%         41.53%      7.19%

1 YEAR ENDED
12/31/97          12/31/96      $1,115.90      $1,067.50       11.59%     11.59%          6.75%      6.75%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = (ERV / P) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                       INVESTMENT PERFORMANCE -- EATON VANCE SPECIAL EQUITIES FUND - CLASS C SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the 1, 5, and 10 year periods ended December 31, 1997.  Total return for the period prior to the
Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF          TOTAL RETURN              TOTAL RETURN
                                INVESTMENT     INVESTMENT     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     ----------------------    ----------------------
PERIOD            DATE          ON 12/31/97    ON 12/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

10 YEARS ENDED
12/31/97          12/31/87      $3,292.63      $3,292.63      229.26%     12.66%        229.26%     12.66%

5 YEARS ENDED
12/31/97          12/31/92      $1,446.58      $1,446.58       44.66%      7.66%         44.66%      7.66%

1 YEAR ENDED
12/31/97          12/31/96      $1,109.79      $1,102.33       10.98%     10.98%         10.23%     10.23%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = (ERV / P) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                       INVESTMENT PERFORMANCE -- EATON VANCE STOCK FUND - CLASS A SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the 1, 5, and 10 year periods ended December 31, 1997.




                                         VALUE OF A $1,000 INVESTMENT

                                                                   TOTAL RETURN              TOTAL RETURN
                                VALUE OF       VALUE OF       EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     ----------------------    ----------------------
PERIOD            DATE          INVESTMENT*    ON 12/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

10 YEARS ENDED
12/31/97          12/31/87      $942.26        $3,809.33      304.29%     14.99%        280.93%     14.31%

5 YEARS ENDED
12/31/97          12/31/92      $942.66        $1,967.62      108.74%     15.86%        96.76%      14.50%

1 YEAR ENDED
12/31/97          12/31/96      $942.33        $1,233.76      30.93%      30.93%        23.38%      23.38%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = (ERV / P) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 5.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 5.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 5.75%.

                       INVESTMENT PERFORMANCE -- EATON VANCE STOCK FUND - CLASS B SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the 1, 5, and 10 year periods ended December 31, 1997.  Total return for the period prior to the
Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF          TOTAL RETURN              TOTAL RETURN
                                INVESTMENT     INVESTMENT     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     ----------------------    ----------------------
PERIOD            DATE          ON 12/31/97    ON 12/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

10 YEARS ENDED
12/31/97          12/31/87      $3,837.03      $3,837.03      283.70%     14.39%        283.70%     14.39%

5 YEARS ENDED
12/31/97          12/31/92      $1,981.06      $1,961.06       98.11%     14.65%         96.11%     14.42%

1 YEAR ENDED
12/31/97          12/31/96      $1,294.72      $1,244.72       29.47%     29.47%         24.47%     24.47%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = (ERV / P) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                       INVESTMENT PERFORMANCE -- EATON VANCE STOCK FUND - CLASS C SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the 1, 5, and 10 year periods ended December 31, 1997.  Total return for the period prior to the
Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF          TOTAL RETURN              TOTAL RETURN
                                INVESTMENT     INVESTMENT     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     ----------------------    ----------------------
PERIOD            DATE          ON 12/31/97    ON 12/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

10 YEARS ENDED
12/31/97          12/31/87      $3,767.35      $3,767.35      276.74%     14.18%        276.74%     14.18%

5 YEARS ENDED
12/31/97          12/31/92      $1,944.97      $1,944.97       94.50%     14.23%         94.50%     14.23%

1 YEAR ENDED
12/31/97          12/31/96      $1,288.34      $1,278.34       28.83%     28.83%         27.83%     27.83%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = (ERV / P) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                       INVESTMENT PERFORMANCE -- EATON VANCE TOTAL RETURN FUND - CLASS A SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the 1, 5, and 10 year periods ended December 31, 1997.




                                         VALUE OF A $1,000 INVESTMENT

                                                                   TOTAL RETURN              TOTAL RETURN
                                VALUE OF       VALUE OF       EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     ----------------------    ----------------------
PERIOD            DATE          INVESTMENT*    ON 12/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

10 YEARS ENDED
12/31/97          12/31/87      $942.92        $2,830.34      200.17%     11.62%        183.03%     10.96%

5 YEARS ENDED
12/31/97          12/31/92      $942.60        $1,435.25       52.26%      8.77%         43.52%      7.49%

1 YEAR ENDED
12/31/97          12/31/96      $941.99        $1,094.35       16.18%     16.18%          9.44%      9.44%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = (ERV / P) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 5.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 5.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 5.75%.

                       INVESTMENT PERFORMANCE -- EATON VANCE TOTAL RETURN FUND - CLASS B SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the 1, 5, and 10 year periods ended December 31, 1997.  Total return for the period prior to the
Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF          TOTAL RETURN              TOTAL RETURN
                                INVESTMENT     INVESTMENT     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     ----------------------    ----------------------
PERIOD            DATE          ON 12/31/97    ON 12/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

10 YEARS ENDED
12/31/97          12/31/87      $3,063.71      $3,063.71      206.37%     11.85%        206.37%     11.85%

5 YEARS ENDED
12/31/97          12/31/92      $1,553.98      $1,533.98       55.40%      9.22%         53.40%      8.93%

1 YEAR ENDED
12/31/97          12/31/96      $1,152.72      $1,104.85       15.27%     15.27%         10.48%     10.48%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = (ERV / P) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                       INVESTMENT PERFORMANCE -- EATON VANCE TOTAL RETURN FUND - CLASS C SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the 1, 5, and 10 year periods ended December 31, 1997.  Total return for the period prior to the
Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 12/31/97    ON 12/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

10 YEARS ENDED
12/31/97          12/31/87      $3,002.94      $3,002.94      200.29%     11.62%        200.29%     11.62%

5 YEARS ENDED
12/31/97          12/31/92      $1,523.22      $1,523.22       52.32%      8.78%         52.32%      8.78%

1 YEAR ENDED
12/31/97          12/31/96      $1,143.75      $1,133.78       14.38%     14.38%         13.38%     13.38%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = (ERV / P) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                       INVESTMENT PERFORMANCE -- EATON VANCE EMERGING MARKETS FUND - CLASS A SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from November 30, 1994 through December 31, 1997 and for the 1 year period ended
December 31, 1997.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT

                                                                   TOTAL RETURN              TOTAL RETURN
                                VALUE OF       VALUE OF       EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     ----------------------    ----------------------
PERIOD            DATE          INVESTMENT*    ON 12/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              11/30/94      $942.51        $1,200.38      27.36%      8.14%         20.04%      6.09%

1 YEAR ENDED
12/31/97          12/31/96      $942.42        $912.04        -3.30%     -3.30%         -8.80%     -8.80%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = (ERV / P) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 5.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 5.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 5.75%.

                       INVESTMENT PERFORMANCE -- EATON VANCE EMERGING MARKETS FUND - CLASS B

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from November 30, 1994 through December 31, 1997 and for the 1 year period ended
December 31, 1997.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF          TOTAL RETURN              TOTAL RETURN
                                INVESTMENT     INVESTMENT     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     ----------------------    ----------------------
PERIOD            DATE          ON 12/31/97    ON 12/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              11/30/94      $1,245.11      $1,215.11      24.51%      7.35%         21.51%      6.51%

1 YEAR ENDED
12/31/97          12/31/96      $  965.16      $  918.34      -3.48%     -3.48%         -8.17%     -8.17%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = (ERV / P) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                       INVESTMENT PERFORMANCE -- EATON VANCE GREATER INDIA FUND - CLASS A SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from May 2, 1994 through December 31, 1997 and for the 1 year period ended
December 31, 1997.



                                         VALUE OF A $1,000 INVESTMENT

                                                                   TOTAL RETURN              TOTAL RETURN
                                VALUE OF       VALUE OF       EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     ----------------------    ----------------------
PERIOD            DATE          INVESTMENT*    ON 12/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              05/02/94      $942.51        $597.55        -36.60%     -11.68%       -40.24%     -13.09%

1 YEAR ENDED
12/31/97          12/31/96      $942.46        $986.00          4.62%       4.62%        -1.40%      -1.40%




Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = (ERV / P) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 5.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 5.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 5.75%.

                       INVESTMENT PERFORMANCE -- EATON VANCE GREATER INDIA FUND - CLASS B SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from May 2, 1994 through December 31, 1997 and for the 1 year period ended
December 31, 1997.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF          TOTAL RETURN              TOTAL RETURN
                                INVESTMENT     INVESTMENT     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     ----------------------    ----------------------
PERIOD            DATE          ON 12/31/97    ON 12/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              05/02/94      $  623.00      $  604.31     -37.70%     -12.10%       -39.57%     -12.82%

1 YEAR ENDED
12/31/97          12/31/96      $1,054.15      $1,004.15       5.42%       5.42%         0.42%       0.42%




Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = (ERV / P) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                       INVESTMENT PERFORMANCE -- EV TRADITIONAL EMERGING GROWTH FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period  from January 2, 1997 through December 31, 1997.




                                         VALUE OF A $1,000 INVESTMENT

                                                                   TOTAL RETURN              TOTAL RETURN
                                VALUE OF       VALUE OF       EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     ----------------------    ----------------------
PERIOD            DATE          INVESTMENT*    ON 12/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              01/02/97      $942.51        $1,123.98      19.26%      NA            12.40%      NA






Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = (ERV / P) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 5.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 5.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 5.75%.